SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                     FORM 8-K/A

                       AMENDMENT TO APPLICATION OR REPORT
                  Filed pursuant to Section 12, 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934
                                XATA CORPORATION
               (Exact name of registrant as specified in charter)

                                 AMENDMENT NO. 1

The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8K (Date of
Report: August 23, 1996) as set forth in pages 2-23 attached hereto:

         Item 2. Acquisition and Disposition of Assets

         Item 7. Financial Statement, Pro Forma Financial Information and
         Exhibits


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    XATA CORPORATION

                                By  ___________________________________
                                    Robert M. Featherstone
                                    Chief Financial Officer
                                    (principal financial and accounting officer)

November 7, 1996



Item 2.  Acquisition and Disposition of Asset

         On August 23, 1996, XATA Corporation (the "Company") completed the acquisition of certain assets of a business division known as "Payne & Associates" from UCG Acquisition Corporation. UCG Acquisition Corporation acquired the assets immediately prior to the closing of the purchase pursuant to a merger of Computer Petroleum Corporation ( "CPC") into UCG Acquisition Corporation.

         The purchase price for the acquisition of the assets of Payne & Associates was paid as follows on the date of closing; 1) Cash in the amount of $2,240,000 to UCG Acquisition Corporation, 2) Cash in the amount of $125,000 to Computer Petroleum Corporation management, 3) Common Stock valued at $509,766 to Computer Petroleum Corporation management and 4) Cash in the amount of $47,132 for other acquisition costs. In addition the Company assumed a lease and various contracts as more fully described in the Asset Purchase Agreement. The payment of the purchase price was not financed by any third party but was paid from available funds of the Company.


Item 7:  Financial Statements, Pro Forms Financial Information and
         Exhibits

         Index                                                           Page

         (a)      Financial Statements

                  Audited Financial Statements of  Payne  &
                  Associates for the Years Ended January 31, 1995
                  & 1996, including Auditor's Report and
                  Notes to Financial Statements                          4-12

                  Statement of Revenues and Expenses of
                  Operations Sold-Six Months Ended
                  July 31, 1995 and 1996                                 13

                  Statement of Cash Flows - Six Months
                  Ended July 31, 1995 and 1996                           14

                  Interim Balance Sheet-July 31, 1996                    15

                  Notes to Statements                                    16-17

         (b)      Pro Forma Financial Information

                  Pro Forma Financial Information                        18-19

                  Pro Forma Statement of Operations-Year Ended           20
                  September 30, 1995

                  Pro Forma Statement of Operations-Nine Months          21
                  Ended-June 30, 1996

                  Pro Forma Balance Sheet as of June 30, 1996            22

                  Pro Forma Financial Information Explanatory            23
                  Notes




                          INDEPENDENT AUDITOR'S REPORT


To Management
PAYNE & ASSOCIATES
Burnsville, Minnesota

We have audited the accompanying balance sheet of PAYNE & ASSOCIATES (a sole proprietorship of Jason Payne from February 1, 1994 to October 9, 1995 and a division of Computer Petroleum Corporation (CPC) from October 9, 1995 to January 31, 1996) as of January 31, 1996 and the related statements of revenues and direct expenses, changes in owner's equity (deficit)/home office account, and cash flows for the years ended January 31, 1996 and 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PAYNE & ASSOCIATES as of January 31, 1996, and the results of its operations and cash flows for the years ended January 31, 1996 and 1995, in conformity with generally accepted accounting principles.



                                           McGLADREY & PULLEN, LLP


Bloomington, Minnesota
October 17, 1996




PAYNE & ASSOCIATES
(A DIVISION OF COMPUTER PETROLEUM CORPORATION)

BALANCE SHEET
JANUARY 31, 1996

ASSETS                                                               1996
---------------------------------------------------------------------------

Current Assets
  Trade receivables, less allowance for doubtful accounts
    of $39,000                                                     $171,234
                                                                   --------
TOTAL CURRENT ASSETS                                                171,234
                                                                   --------

Other Assets (Note 2)
  Acquired software, less accumulated amortization
    of $9,800                                                       186,200
  Goodwill, less accumulated amortization of $2,939                 104,356
  Non-compete agreement, less accumulated amortization of $2,250     42,750
                                                                   --------
                                                                    333,306
                                                                   --------

Furniture and Equipment, at cost (Notes 2, 3, and 4)                 60,940
  Less accumulated depreciation                                       4,950
                                                                   --------
                                                                     55,990
                                                                   --------

                                                                   $560,530
                                                                   ========



LIABILITIES AND HOME OFFICE ACCOUNT                                  1996
---------------------------------------------------------------------------

Current Liabilities
  Line of credit (Note 2)                                          $222,971
  Current maturities of long-term debt                               40,198
  Accounts payable                                                   17,823
  Accrued expenses                                                   25,942
                                                                   --------
TOTAL CURRENT LIABILITIES                                           306,934
                                                                   --------

Long-Term Debt, less current maturities (Note 3)                     54,494
                                                                   --------

Home Office Account (Note 5)                                        199,102
                                                                   --------

                                                                   $560,530
                                                                   ========

See Notes to Financial Statements.




PAYNE & ASSOCIATES
(A DIVISION OF COMPUTER PETROLEUM CORPORATION)

STATEMENTS OF REVENUES AND DIRECT EXPENSES
YEARS ENDED JANUARY 31, 1996 AND 1995

                                                         1996            1995
-------------------------------------------------------------------------------

Net Sales (Note 6)                                    $ 679,460       $ 333,523


Operating Expenses (Note 5)                             719,417         382,340
                                                      ---------       ---------

            OPERATING LOSS                              (39,957)        (48,817)

Non-operating Income                                       --             3,648

Interest Expense (Note 5)                               (10,305)           --
                                                      ---------       ---------

            DIRECT EXPENSES IN EXCESS OF REVENUES     $ (50,262)      $ (45,169)
                                                      =========       =========

See Notes to Financial Statements.




PAYNE & ASSOCIATES
(A DIVISION OF COMPUTER PETROLEUM CORPORATION)

STATEMENTS OF CHANGES IN OWNER'S EQUITY (DEFICIT)/
    HOME OFFICE ACCOUNT
YEARS ENDED JANUARY 31,  1995 AND 1996

                                                                     TOTAL
----------------------------------------------------------------------------

Balance, January 31, 1994                                          $     882


  Direct expenses in excess of revenues                              (45,169)
                                                                   ---------

Balance, January 31, 1995                                            (44,287)

  Direct expenses in excess of revenues from February 1, 1995
    to October 9, 1995                                               (14,129)
                                                                   ---------

                                                                   $ (58,416)
                                                                   =========


  Push down accounting adjustment for the purchase of Payne
    & Associates by CPC on October 9, 1995                         $  84,750


  Working capital advances by home office (Note 5)                   150,485

  Direct expenses in excess of revenues from
    October 10, 1995 to January 31, 1996                             (36,133)
                                                                   ---------

Balance, January 31, 1996                                          $ 199,102
                                                                   =========

See Notes to Financial Statements




PAYNE & ASSOCIATES
(A DIVISION OF COMPUTER PETROLEUM CORPORATION)

STATEMENTS OF CASH FLOWS
YEARS ENDED JANUARY 31, 1996 AND 1995

                                                                             1996            1995
---------------------------------------------------------------------------------------------------
Cash Flows from Operating Activities
  Direct expenses in excess of revenues                                   $(50,262)      $ (45,169)
  Adjustments to reconcile direct expenses in excess of revenues to net cash provided by (used in) operating activities:
      Depreciation and amortization                                         32,452           4,110
      Change in assets and liabilities, net of affect of
        acquisition of the Company by CPC:
          Increase in accounts receivable                                 (174,185)         (6,803)
          Increase in accounts payable and accrued expenses                 68,315          72,418
                                                                         ---------       ---------
      NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES                 (123,680)         24,556
                                                                         ---------       ---------

Cash Flows from Investing Activities
  Purchase of equipment                                                    (31,037)        (21,245)
                                                                         ---------       ---------
      NET CASH USED IN INVESTING ACTIVITIES                                (31,037)        (21,245)
                                                                         ---------       ---------

Cash Flows from Financing Activities
  Working capital advances by home office                                  150,485            --
                                                                         ---------       ---------
      NET CASH PROVIDED BY FINANCING ACTIVITIES                            150,485            --
                                                                         ---------       ---------

      INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                      (4,232)          3,311

Cash and Cash Equivalents:
  Beginning                                                                  4,232             921
                                                                         ---------       ---------

  Ending                                                                 $    --         $   4,232
                                                                         =========       =========

Supplemental Disclosure of Cash Flow Information
  Cash payments for interest                                             $   9,375       $     --
                                                                         =========       =========

                                   (Continued)



PAYNE & ASSOCIATES
(A Division of Computer Petroleum Corporation)

STATEMENTS OF CASH FLOWS (Continued)
Years Ended January 31, 1996 and 1995

                                                                                 1996       1995
---------------------------------------------------------------------------------------------------
Supplemental Schedule of Noncash Investing and Financing Activities
  Equipment refinanced with capital lease financing                           $  49,692    $    --
                                                                              =========    ========


  Contingent purchase consideration under agreement with CPC                  $  25,012    $    --
                                                                              =========    ========


  Push down accounting adjustment related to the acquisition of Payne by CPC:
    Assets acquired:
      Property and equipment                                                  $  29,438    $    --
      Acquired software                                                         196,000
      Non-compete agreement                                                      45,000
      Goodwill                                                                   82,283
                                                                              ---------    --------
                                                                              $ 352,721    $    --
                                                                              =========    ========

    Line of credit advance                                                    $ 222,971    $    --
    Non-compete liability                                                        45,000
    Home office account                                                          84,750
                                                                              ---------    --------
                                                                              $ 352,721    $    --
                                                                              =========    ========

See Notes to Financial Statements.



PAYNE & ASSOCIATES
(A DIVISION OF COMPUTER PETROLEUM CORPORATION)

NOTES TO FINANCIAL STATEMENTS

NOTE 1.  NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

       DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION: Payne & Associates (the Company) is primarily in the business of providing customized software to users in the trucking and petroleum industries throughout the United States. The Company grants credit to its customers on an individual basis.

       From February 1, 1994 to October 9, 1995, the Company was a sole proprietorship of Jason Payne. On October 9, 1995, CPC purchased substantially all the assets of the Company for a total purchase price of $352,721 composed of cash in the amount of $222,971, 75,000 shares of convertible preferred stock of CPC with a value of $84,750, and a payable to seller of $45,000. CPC financed the cash payment with a short-term bank note. This acquisition was pushed down to the Company's financial statements. Accordingly the accompanying financial statements present the Company as a sole proprietorship from February 1, 1994 to October 9, 1995 and as a division of CPC from October 10, 1995 to January 31, 1996.

       On August 23, 1996, CPC was merged with UCG Acquisition Corp., who then sold substantially all the assets and related liabilities of the Company to XATA Corporation (see Note 7).

       REVENUE RECOGNITION: Revenue is recognized in the month the service is provided or upon delivery of software.

       ACCOUNTING ESTIMATES: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

       FURNITURE AND EQUIPMENT: Furniture and equipment are stated at cost. Depreciation is computed using the straight-line method over estimated useful lives of four to seven years.

       INTANGIBLE ASSETS: Intangible assets, consisting of acquired software development costs, covenants not to compete, and the excess of purchase price over assets acquired (goodwill), are stated at cost and are amortized using the straight-line method over three to seven years.

       IMPAIRMENT OF ASSETS: The Company reviews its intangibles periodically to determine potential impairment by comparing the carrying value of the intangibles with expected future net cash flows provided by operating activities of the business and related products. Should the sum of the expected future net cash flows be less than the carrying value, the Company would determine whether an impairment loss should be recognized. An impairment loss would be measured by comparing the amount by which the carrying value exceeds the fair value of the assets. Fair value would be determined based on appraised market value. To date, management has determined that no impairment of intangibles exists.

       FAIR VALUE OF FINANCIAL INSTRUMENTS: At January 31, 1996, the Company adopted FASB Statement No. 107, DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS, which requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate that value. Statement No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. The aggregate fair values of the Company's financial instruments would not represent the underlying value of the Company.

       These financial statements include the following instruments: trade accounts receivable, notes payable, and accounts payable. At January 31, 1996, no separate comparison of fair values versus carrying values is presented for the aforementioned financial instruments since their fair values are not significantly different than their balance sheet carrying amounts.

       INCOME TAXES AND EARNINGS PER SHARE: Because the Company was either a sole proprietorship or a division for all periods presented, income tax and earnings per share information has not been presented.


NOTE 2.     CONTINGENT CONSIDERATION

       As part of the acquisition by CPC, CPC agreed to pay the seller 40 percent of the annual pretax profit derived from the operation of the Company for a period of five years from the date of close. During 1996, the amount of contingent consideration accrued under this arrangement was $25,012. Under generally accepted accounting principles, contingent consideration for the purchase of the assets of the business will be added to intangible assets as additional excess of purchase price over assets acquired and will be amortized over the remaining life of the purchased intangibles (seven years). This arrangement was terminated in conjunction with the transaction with XATA Corporation (see Note 7).


NOTE 3. LINE OF CREDIT

        CPC has a credit line agreement with a financial institution consisting of a $250,000 line of credit expiring September, 1996. Advances under the line accrue interest at prime plus 1.5%, are subject to borrowing base requirements, and are secured by substantially all the assets of CPC and the Company. Covenants under the agreement require CPC to maintain certain financial requirements, including minimum net worth and net income levels. As of January 31, 1996, CPC had borrowed a total of $250,000 under the line of credit. The portion of the line of credit used to finance the acquisition has been reflected in the Company's financial statements.


NOTE 4.    LONG-TERM DEBT

Long-term debt consisted of the following:
                                                                                  1996
  --------------------------------------------------------------------------------------
  Capital lease payable, due in monthly installments of $1,566, including
    interest, through January, 1999, secured by equipment                      $  49,692
  Note payable under non-compete, due February, 1997                              45,000
                                                                               ---------
                                                                                  94,692

  Less current maturities                                                         40,198
                                                                               ---------

                                                                               $  54,494
                                                                               =========


Approximate future maturities of long-term debt are as follows:

  Years ending January 31,
  --------------------------------------------------------------------------------------
         1997                                                                  $  40,000
         1998                                                                     37,000
         1999                                                                     18,000


NOTE 5.    RELATED PARTY TRANSACTIONS

       For the period the Company was a sole proprietorship, for comparability purposes, the accompanying financial statements reflect all draws made to the sole proprietor as salary expense. These amounts were approximately $62,000 in 1996 and $52,000 in 1995.

       For the period the Company was a division of CPC, the accompanying financial statements reflect a management fee of approximately $28,000 that represents an allocation of expenses paid by CPC on behalf of the Company.

       The accompanying financial statements do not reflect an interest charge on the home office account. The average balance in the home office account for the period from October 9, 1995 to January 31, 1996 was $142,000.


NOTE 6.    MAJOR CUSTOMER

       In 1996, the Company had one major customer that accounted for approximately 15% of net sales. At January 31, 1996, there was no receivable balance from this customer.


NOTE 7.    ACQUISITION BY XATA CORPORATION

       On August 23, 1996, XATA Corporation (XATA) acquired certain assets and assumed certain liabilities of the Company from UCG Acquisition Corp. UCG Acquisition Corp. acquired the assets immediately prior to the closing of the purchase pursuant to a merger of CPC into UCG Acquisition Corp.

       The purchase price for acquisition of the assets of the Company was cash of $2,240,000. In addition, certain management of CPC were paid cash of $125,000 and 46,875 shares of XATA stock to be issued over the next three years, valued at $509,766.




PAYNE AND ASSOCIATES
 (DIVISION OF COMPUTER PETROLEUM CORPORATION)


STATEMENT OF REVENUES AND EXPENSES OF OPERATION SOLD
FOR THE SIX MONTHS ENDED JULY 31 (unaudited)


                                                           1996          1995

Net Sales                                                $590,556      $281,842

Operating Expenses                                        477,689       291,678

             OPERATING INCOME                             112,867        (9,836)


Non-operating Expenses                                          0             0

Interest Income                                            (1,860)            0

             DIRECT EXPENSES IN EXCESS OF REVENUES       $111,007       ($9,836)


See Notes to Statements




PAYNE & ASSOCIATES
(DIVISION OF COMPUTER PETROLEUM CORPORATION)

STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED JULY 31,(unaudited)                             1996            1995

Cash Flows from Operating Activities
  Direct expenses in excess of/less than revenue                       $111,007        ($9,836)
  Adjustments to reconcile net income to
  net cash provided by operating activities:
    Depreciation and amortization                                        38,951         $2,300
    Increase in accounts receivable                                    (199,866)      ($47,460)
    Increase/decrease in accounts payable and accrued expenses          (54,035)        59,964
      Net cash provided by operating activities                        (214,950)        14,804

Cash Flows from Investing Activities
  Purchase of Equipment                                                 (27,760)       ($9,200)
      Net cash used by investing activities                             (27,760)       ($9,200)

Cash Flows from Financing Activities
  Working capital advances by home office                               131,703
      Net cash provided by financing activities

      Increase(decrease) in cash and cash equivalents                        $0        ($4,232)

Cash:  Beginning                                                              0         $4,232
       Ending                                                                 0              0

See Notes to Financial Statements



PAYNE AND ASSOCIATES
 (DIVISION OF COMPUTER PETROLEUM CORPORATION)


INTERIM BALANCE SHEET
July 31, (unaudited)


ASSETS                                                                   1996

  Accounts Receivable                                                  $371,100

Other Assets
  Acquired software, less accumulated amortization of $29,400           166,600
  Goodwill, less accumulated amortization of $8,817                     142,678
  Non-compete agreement, less accumulated amortization of $6,750         38,250
                                                                        347,528

Furniture & Equipment, at cost                                           88,700
  Less accumulated depreciation                                          13,923
                                                                         74,777

TOTAL ASSETS                                                           $793,405
                                                                       --------



LIABILITIES & HOME OFFICE ACCOUNT

  Line of Credit                                                       $222,971
  Current maturities of long term debt                                  $25,198
  Accounts Payable                                                      $51,100
  Accrued Expenses                                                       46,700
                                                                        345,969

Long Term Debt, less current maturities                                  45,494

Home Office Account                                                     401,942

TOTAL LIABILITIES & HOME OFFICE ACCOUNT                                $793,405
                                                                       --------

See Notes to Statements




                               PAYNE & ASSOCIATES
                          NOTES TO UNAUDITED STATEMENTS


1. MANAGEMENT STATEMENT

         The accompanying unaudited financial statements contain all adjustments (consisting of only normal, recurring accruals) necessary to present fairly the financial position of the Company for the periods provided. The results of operations for any interim period are not necessarily indicative of the results for the fiscal year.



                                XATA CORPORATION
                         PRO FORMA FINANCIAL INFORMATION

1. The following pro forma financial information reflects the registrant's purchase on August 23, 1996 of the assets and accounts payable of Payne and Associates, a software development division of UCG Acquisition Corporation/Computer Petroleum Corporation, for a total purchase price of $2,921,898 consisting of $2,365,000 in cash and 46,875 shares of common stock, based on the market value of XATA Corporation's common stock on the date of closing, to be issued over the next three years, valued at $509,766. The following pro forma balance sheet as of June 30, 1996 has been prepared as if the purchase became effective on that date and includes the assets purchased and liabilities assumed. The following pro forma statements of operations for the nine months ended June 30, 1996 and the year ended September 30, 1995, have been prepared assuming the purchase occurred on October 1, 1994, and include the revenue and expenses related to the operation of the business. The pro forma financial information is based on assumptions contained in the explanatory notes and may not be indicative of future results of operations.


2. Determination of Purchase Price:

The acquisition has been accounted for as an asset purchase. The total purchase price is calculated as follows:

Cash paid to UCG Acquisition Corporation                        $2,240,000

Cash paid to Computer Petroleum Corporation Management             125,000

Cash paid for other acquisition costs                               47,132

Stock issued/To be issued to Computer Petroleum
  Corporation Management                                           509,766

                           Total purchase price                 $2,921,898


3.  Allocation of Purchase Price:

Preliminary purchase price allocation was based on the following as of the date of acquisition. Current assets and liabilities were valued on Computer Petroleum Corporation's carryover basis. Fixed asset were valued at Computer Petroleum Corporation's net book value. Software was valued based on a four year discounted cash flow analysis. The balance of the purchase price was allocated to goodwill. The total purchase price was allocated as follows:

Accounts Receivable                                             $  321,197

Fixed Assets                                                        82,556

Software                                                         1,200,000

Intangible (Goodwill)                                            1,339,102

Accounts Payable                                                   (20,957)

                           Total purchase price                 $2,921,898



XATA CORPORATION

PRO FORMA STATEMENT OF OPERATIONS (UNAUDITED)
YEAR ENDED SEPTEMBER 30, 1995

                                                                                                          XATA
                                                  XATA           PAYNE &          PRO FORMA           CORPORATION
                                               CORPORATION      ASSOCIATES       ADJUSTMENTS           PRO FORMA
Net Sales                                      $7,129,589         $522,447                             $7,652,036

Cost of Goods Sold                             $4,108,525                                              $4,108,525

Gross Margin                                   $3,021,064         $522,447                             $3,543,511

Operating Expenses                             $2,228,376         $605,531         $734,859 (B&C)      $3,568,766

              OPERATING INCOME(LOSS)             $792,688         ($83,084)       ($734,859)             ($25,255)


Non-operating Income                              $23,139              $59                                $23,198

Interest Expense                                 ($28,650)                        ($183,288)(A)         ($211,938)

Income(Loss) Before Income Taxes                 $787,177         ($83,025)       ($918,147)            ($213,995)

Income Taxes                                           $0               $0                                     $0

Net Income(Loss)                                 $787,177         ($83,025)       ($918,147)            ($213,995)


Net Income Per Common                               $0.22
& Common Equivalent Share

Pro Forma Net Income Per Common                                                                            ($0.06)
& Common Equivalent Share

Average Common & Common                         3,583,251
Equivalent Shares Outstanding

Pro Forma Common & Common                                                                               3,630,125
Equivalent Shares Outstanding


See Notes to Pro Forma Financial Statements




XATA CORPORATION

PRO FORMA STATEMENT OF OPERATIONS (UNAUDITED)
YEAR TO DATE JUNE 30, 1996

                                                                                                                  XATA
                                                           XATA           PAYNE &           PRO FORMA         CORPORATION
                                                       CORPORATION       ASSOCIATES        ADJUSTMENTS         PRO FORMA
Net Sales                                              $7,154,922         $782,199                             $7,937,121

Cost of Goods Sold                                     $3,900,423                                              $3,900,423

Gross Margin                                           $3,254,499         $782,199                             $4,036,698

Operating Expenses                                     $2,413,709         $602,799         $337,847 (B&C)      $3,354,355

             Operating Income                            $840,790         $179,400        ($337,847)             $682,343

Non-operating Expenses                                   $151,759                                                $151,759

Interest Income                                           ($9,189)        ($21,540)       ($115,926)(A)         ($146,655)

Income Before Income Taxes                               $983,360         $157,860        ($453,773)             $687,447

Income Taxes

Net Income (Loss)                                        $983,360         $157,860        ($453,773)             $687,447


Net Income Per Common                                       $0.24
& Common Equivalent Share

Pro Forma Net Income Per Common                                                                                     $0.16
& Common Equivalent Share

Average Common & Common                                 4,182,688
Equivalent Shares Outstanding

Pro Forma Average Common & Common                                                                               4,229,563
Equivalent Shares Outstanding


See Notes to Pro Forma Financial Statements




XATA CORPORATION

PRO FORMA BALANCE SHEET(UNAUDITED)
AS OF JUNE 30, 1996
                                                                                                                    XATA
                                                              XATA           PAYNE &          PRO FORMA         CORPORATION
                                                           CORPORATION      ASSOCIATES       ADJUSTMENTS         PRO FORMA
                                                                                                 (D)
CURRENT ASSETS
  Cash and cash equivalents                                $6,224,135                        ($2,412,132)        $3,812,003
  Trade receivables, less allowance                        $2,320,775        $321,197                            $2,641,972
     for doubtful accounts
  Inventories                                                $334,679                                              $334,679
  Prepaid expenses                                            $69,411                                               $69,411
  Total current assets                                     $8,949,000                                            $6,858,065

OTHER ASSETS
  Capitalized software development costs, net                $461,405                                              $461,405
  Acquired software                                                          $173,134         $1,026,866         $1,200,000
  Intangibles, less accumulated amortization                   $5,068        $141,200         $1,197,902         $1,344,170
  Total other assets                                         $466,473                                            $3,005,575

EQUIPMENT & LEASEHOLD
  IMPROVEMENTS AT COST
  Engineering and manufacturing equipment                    $260,677                                              $260,677
  Office furniture and equipment                             $686,389         $82,556                              $768,945
  Leasehold improvements                                      $72,747                                               $72,747
  Less accmulated depreciation                              ($450,578)                                            ($450,578)
    and amortization
  Net equipment & leasehold                                  $569,235                                              $651,791

TOTAL ASSETS                                               $9,984,708        $740,953          ($210,230)       $10,515,431

CURRENT LIABILITIES
  Current maturities of LT debt & Line of Credit                             $248,169          ($248,169)
  Accounts payable                                           $704,700         $53,730           ($32,773)          $725,657
  Accrued expenses                                           $414,548         $40,370           ($40,370)          $414,548
  Deferred revenue                                           $617,951                                              $617,951
  Total current liabilities                                $1,737,199        $342,269          ($321,312)        $1,758,156

LONG TERM DEBT, LESS CURRENT                                 $139,792         $45,494           ($45,494)          $139,792
  MAUTRITIES

HOME OFFICE ACCOUNT                                         -                $353,190          ($353,190)

SHAREHOLDERS' EQUITY
  Common stock                                                $43,274                               $375            $43,649
  Additional paid-in capital                               $8,576,463                           $509,391         $9,085,854
  Accumulated deficit                                       ($512,020)                                            ($512,020)
  Total shareholder equity                                 $8,107,717                                            $8,617,483

TOTAL LIABILITIES & SHAREHOLDER
EQUITY                                                     $9,984,708        $740,953          ($210,320)       $10,515,431

See Notes to Pro Forma Financial Statements
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                                XATA CORPORATION
                         PRO FORMA FINANCIAL INFORMATION
                                EXPLANATORY NOTES


    (A) To reflect the decrease in interest income related to the cash used by registrant to acquire the Company, through December, 1995.

    (B) To reflect the increase in depreciation and amortization related to the assets acquired by registrant. Acquired software is amortized over a useful life of four years. Intangibles(Goodwill) is amortized over a period of seven years.

    (C) To reflect the incremental salary and benefit expense related CPC
Management who were hired by registrant.

    (D) To record the assets acquired and liabilities assumed of Payne &
Associates.